 OPPENHEIMER MAIN STREET OPPORTUNITY FUND(R)
          Supplement dated October 31, 2003 to the
Statement of Additional Information dated September 24, 2003

The  Statement  of  Additional  Information  is  changed  as follows:

     1.    The  supplement   dated  September  24,  2003  is
hereby withdrawn.

     2.    On December  31,  2003,  Charles  Albers will
           retire    from     OppenheimerFunds,     Inc.
           Effective  September  30,  2003  and  lasting
           until the end of the year,  Mr.  Albers  will
           retain  an  advisory  role  with  respect  to
           Oppenheimer Main Street Fund.

     3.    The  following  changes  are made to the  section
           titled "Futures" beginning on page 9.

           The first paragraph of that section is deleted and
replaced with the following:

           Futures.  The Fund can buy and sell futures
           contracts that relate to (1) broadly-based
           stock indices (these are referred to as
           "stock index futures"), (2) securities
           indices (these are referred to as
           "financial futures"), (3) foreign currencies
           (these are referred to as "forward
           contracts") and (4) an individual stock
           ("single stock futures").

           and the following is added as the third
   paragraph of that same section:

           A single stock future obligates the
           seller to deliver (and the purchaser
           to take) cash or a specified equity
           security to settle the futures
           transaction. Either party could also
           enter into an offsetting contract to
           close out the position.   Single
           stock futures trade on a very limited
           number of exchanges, with contracts
           typically not fungible among the
           exchanges.

October 31, 2003                                       PX731.007